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                                  EXHIBIT 10(j)


                                 FIRST AMENDMENT
                                       TO
                  EXPANDABLE WRAPAROUND MORTGAGE LOAN AGREEMENT
                  ---------------------------------------------


         THIS FIRST AMENDMENT (this "Amendment") is made this 17th day of March, 1986, to the Expandable Wraparound Mortgage Loan Agreement (the "Loan Agreement") dated as of October 31, 1983, between ATLANTIC CITY BOARDWALK ASSOCIATES, L.P., a New Jersey limited partnership (the "Company") and THE CLARIDGE AT PARK PLACE, INCORPORATED, a New Jersey corporation (the "Lender").

         Capitalized terms used herein and not otherwise defined are used herein as defined in the Loan Agreement.

                              W I T N E S S E T H:

         A. Pursuant to the Operating Lease the Company desired to borrow from the Lender certain sums to finance the purchase of FF&E Replacements and to fund any Facility Maintenance Shortfalls.

         B. The Lender was willing to lend such amounts to the Company, subject to and upon the terms and conditions set forth in the Loan Agreement and in the Operating Lease and on the condition that the Company execute and deliver the Wraparound Mortgage to the Lender, which mortgage secures repayment of (I) the Wraparound Note and (ii) certain advances made by the Lender under the operating Lease to finance the purchase of FF&E Replacements and any Facility Maintenance Shortfall (as such terms are defined in the Operating Lease).

         C. The Lender has agreed to make an additional loan (the "Expansion Loan") for the purpose of financing an expansion of the facilities in The Claridge Hotel and Casino, Atlantic City, New Jersey subject to and upon the terms and conditions set forth in the Loan Agreement, as such Loan Agreement is amended hereby, but on the condition that the Company executes and delivers the First Supplemental Amendment to Expandable Wraparound Mortgage and Security Agreement dated the date hereof.

         NOW, THEREFORE, in consideration of the Expansion Loan and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The definition of "Collateral" is hereby amended by inserting on the third line thereof the words "Expansion Notes" immediately after the word "Note".

         2. The definition of "Current Liabilities" is hereby amended by deleting therefrom the parenthetical on the eighth, ninth and tenth lines thereof.

         3. 'The definition "First Mortgage" is hereby amended so that the words "and any amendments and supplements thereto" shall be inserted after the words "mortgage loan agreement" on the second line of said definition and the words "as such loan was increased to $96,500,000 on the date of this Amendment" are inserted at the end of said definition.

         4. The definition of "Ground Lease" is hereby amended so that the words "and the Air Rights Lease, dated as of the date of this Amendment, by DEWNJ to the Company, as amended, modified or supplemented from time to time in accordance with its terms and the terms hereof" are added to the end of said definition.



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         5. The following definitions shall be added to Section 1:

         "Borrowing" shall mean a Prime Rate Borrowing or a LIBOR Rate Borrowing under the First Mortgage.

         "Expansion FF&E Notes" shall have the meaning specified in the Expansion operating Lease.

         "Expansion Maintenance Shortfall Notes" shall have the meaning specified in the Expansion operating Lease.

         "Interim Period" shall mean the period of time commencing on the date of this Amendment and ending on the Opening Date.

         "Opening Date" shall mean the date on which the Expansion Improvements shall have been completed and opened to the public for use as a casino.

         6. The definition "Net Refinancing Proceeds" is hereby amended so that the dollar amount in clause (ii) is deleted and replaced by "$96,500,000."

         7. The definition of "Operating Lease" is hereby amended so that the words "and the Expansion Operating Lease (the "Expansion Operating Lease") dated as of the date of this Amendment, by the Lender to the Company, as amended, modified or supplemented from time to time in accordance with its terms and the terms hereof" are added to the end of said definition.

         8. The definition of "Second Mortgage" is hereby amended so that the words "and any amendments and supplements thereto" shall be inserted after the words "dated the date hereof" on the second line of said definition.

         9. Section 2.1 is hereby deleted and replaced with the following:

           Section 2.1. LOAN AND ADDITIONAL LOANS. (a)(i) Subject to and upon the terms and conditions herein set forth, including, without limitation, the definitions contained in Section 1 hereof and the Representations and Warranties in Section 6 hereof, the Company has become indebted to the Lender in the amount of $127,000,000. Such indebtedness was incurred simultaneously with the execution of this Agreement at the offices of Messrs. Davis Polk & Wardwell, 1 Chase Manhattan Plaza, New York, New York and is evidenced by a promissory note, dated October 31, 1983, to the order of the Lender and duly executed by the Company substantially in the form of Exhibit 2.2. annexed hereto (together with any modification, amendment, substitution, replacement or renewal thereof (the "Wraparound Note"). Subject to earlier acceleration, the Wraparound Note shall mature on September 30, 2000 and shall be subject to prepayment as provided in this Section 2.

           (ii) (A) Subject to and upon the terms and conditions herein set forth, including, without limitation, the definitions contained in Section 1 hereof and the Representations and Warranties in Section 6 hereof, the Lender shall lend to the Company one or more additional loans (each additional loan made on any Closing Date (as defined in the First Mortgage) an "Additional Loan" and the aggregate of such Additional Loans so made, "Additional Loans") as may be requested by the Company at any time or from time to time on or before the earlier of (a) the opening Date or (b) July 1, 1987, in an amount, which shall not exceed $17,000,000 in the aggregate, provided that at no time shall the aggregate principal balance of the Wraparound Note plus the Expansion Wraparound Note (as hereinafter defined), including any deferrals of interest hereunder but without regard to FF&E Notes and Expansion FF&E Notes in excess of $5,000,000 and without regard to Maintenance Shortfall Notes and Expansion Maintenance Shortfall Notes, be less than aggregate principal balance of the First Mortgage plus the Second Mortgage including any deferrals thereunder. The proceeds from any such Additional Loan may be used by the Company for the purposes of (I) paying any costs incurred by the Company in connection with the construction


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of the Expansion Improvements, including any interest expense incurred in connection therewith; and'(ii) purchasing the Initial Expansion FF&E (as defined in the Operating Lease). Whenever the Company desires to borrow an Additional Loan, the Company shall give the Lender at its address set forth above, or such other address as the Lender may from time to time direct, irrevocable written notice not later than 11:00 A.M. New York time on the Business Day at least five
(5) Business Days prior to the date specified therein of its desire to borrow an Additional Loan, together with such evidence as is satisfactory to the Bank under the First Mortgage that the proceeds of said Additional Loan shall be applied in accordance with the terms of the First Mortgage. Each such notice shall specify the date on which the Company desires to borrow an Additional Loan and the amount of such Additional Loan. Proceeds of each Additional Loan shall be made available to the Company by delivery of a check in such amount to the office of the Company at the address set forth in Section 8.4 or at such other place as the Company may from time to time direct, on the date specified in the aforementioned notice.

           (B) The aggregate amount of Additional Loans provided pursuant to
Section 2.1(a)(ii)(A) hereof shall be evidenced by a promissory note to the order of the Lender substantially in the form annexed hereto as Exhibit 2.2 in the maximum principal amount of $17,000,000 (together with any modification, amendment, substitution, replacement or renewal thereof, the "Expansion Wraparound Note") which shall be dated the date hereof and duly executed by the Company. Subject to earlier acceleration, the Expansion Wraparound Note shall mature on September 30, 1998 and shall be subject to prepayment as provided in this Section 2. The date and amount of each Additional Loan and the date and amount of each payment or prepayments of principal of the Loan shall be recorded on the grid schedule annexed to the Expansion Wraparound Note and the Company authorizes the Lender to make such recordation; provided, however, that the failure of the Lender to so record any Additional Loan shall not affect the obligation of the Company to pay the same. The Expansion Wraparound Note and grid schedule shall be prima facie evidence of the Additional Loan made by the Lender.

           (C) The Company shall pay, or shall promptly reimburse the Lender for paying, the origination fee payable pursuant to Section 2.4 of the First Mortgage, which amount may be included in the first Additional Loan.

           (b) Subject to and upon the terms and conditions set forth herein and in the operating Lease, including, without limitation, the definitions contained in Section 1 hereof, the Re@Representations and Warranties in Section 6 hereof, and the terms and conditions in Section 6.3 of the Operating Lease, the Company may become further indebted to the Lender in amounts and at the times provided in the Operating Lease, which shall be evidenced by either "FF&E Notes", "Expansion FF&E Notes", "Maintenance Shortfall Notes" or "Expansion Maintenance Shortfall Notes" (as such quoted terms are defined in the Operating Lease).

           (c) The aggregate outstanding principal balance, from time to time, of the Wraparound Note and any FF&E Notes or Maintenance Shortfall Notes is hereinafter collectively referred to as the "Loan". The Wraparound Note and any FF&E Notes or Maintenance Shortfall Notes are hereinafter collectively referred to as the "Notes".

           (d) The aggregate outstanding principal balance, from time to time, of the Expansion Wraparound Note and any Expansion FF&E Notes or Expansion Maintenance Shortfall Notes is hereinafter collectively referred to as the "Expansion Loans". The Expansion Wraparound Note and any Expansion FF&E Notes or Expansion Maintenance Shortfall Notes are hereinafter collectively referred to as the "Expansion Notes".

           10. Section 2.2. is hereby deleted and replaced with the following:

           Section 2.2. PRINCIPAL AND INTEREST PAYMENTS UNDER WRAPAROUND NOTE AND THE EXPANSION WRAPAROUND NOTE. (a) The Company shall pay the Lender interest on the Wraparound Note, and repay principal of the Wraparound Note, as follows:


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         (i) Basic Interest shall be payable in arrears during each Fiscal Year in equal monthly installments and shall be paid to the Lender within 10 days after the end of the month in question.

         (ii) Cumulative Deferred Interest shall be due and shall be paid on the Maturity Date.

         (iii) Mandatory payments of principal shall be due and shall be paid as follows.

                  On the last day of each month in the Fiscal Year set forth in Column I below, one-twelfth of the corresponding amount set forth in Column II below:

                Column I                                    Column II
                --------                                    ---------
              (Fiscal Year)                             (Principal Payment)

                   1988                                     $ 1,000,000
                   1989                                     $ 3,000,000
                   1990                                     $ 5,000,000
                   1991                                     $ 5,000,000
                   1992                                     $ 6,000,000
                   1993                                     $ 7,000,000
                   1994                                     $ 8,000,000
                   1995                                     $ 9,000,000
                   1996                                     $10,000,000
                   1997                                     $12,000,000
                   1998                                     $14,000,000

         (iv) On the Maturity Date, the remainder of outstanding principal balance of the Wraparound Note shall be paid, together with all accrued and unpaid Basic Interest,, if any, and all other payments due from the Company to the Lender under the Wraparound Note, this Loan Agreement or the Wraparound Mortgage.

         (b) The Company shall pay the Lender interest on the Expansion Wraparound Note, and repay principal of the Expansion Wraparound Note, as follows:

         (i) Each Additional Loan under the Expansion Wraparound Note outstanding during the Interim Period shall bear interest during such Interim Period, on the unpaid principal balance of such Additional Loan at a rate per annum equal to the rate paid by the Lender to the mortgagee under the First Mortgage for the Borrowing corresponding with such Additional Loan. Such interest shall be payable in arrears during such Interim Period in monthly installments and shall be paid to the Lender within 10 days after the end of the month in question except in the case that the Opening Date is on a date other than the last day of a month, in which case the interest for such partial month shall be paid within 10 days after the Opening Date. The Company agrees that if the Lender shall incur any other or additional costs with respect to any such Borrowing pursuant to Section 2.3 of the First Mortgage, the Company shall reimburse the Lender therefor.

         (ii) Effective the Opening Date the Company shall repay to the Lender the aggregate outstanding principal balance of the Additional Loans plus interest thereon at the rate of 14 percent (14%) per annum (based on a 360-day year consisting of twelve 30-day months) as follows:

                         (a) On the date on which the first installment of Basic Interest is payable under the Wraparound Note after the opening Date (each date an installment of Basic Interest is payable shall be hereinafter called a "Payment Date"), the Company shall pay the interest which has accrued on the outstanding principal
         balance of the Expansion Wraparound Note from the Opening Date to said Payment Date.
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                         (b) On each Payment Date thereafter until September 30,
         1998, the Company shall make level payments of principal and interest so as to repay in full the outstanding principal balance of the Expansion Wraparound Note on September 30, 1998.

                         (c) On September 30, 1998, the remainder of outstanding principal balance of the Expansion Wraparound Note, if any, shall be paid, together with all accrued and unpaid interest thereon, if any, and all other payments due from the Company to the Lender under the Expansion Wraparound Note.

         11. Section 2.3 is hereby amended by adding to the end thereof the following words: "and the Company shall pay the Lender interest on, and repay the principal of, the Expansion FF&E Notes and the Expansion Maintenance Shortfall Notes as set forth therein and in the Expansion Operating Lease".

         12. Section 2.4 is hereby amended by inserting on the first line thereof the words "or the Expansion Loans" immediately after the words "Any payment of the Loan".

         13. Section 2.5 is hereby amended by (i) inserting in the sixth line thereof the words "and the Expansion Wraparound Note" immediately after the words "of the Wraparound Note" and (ii) inserting in the seventh line thereof the words 11, Expansion FF&E Notes, Expansion Maintenance Shortfall Notes" immediately after the words "of any FF&E Notes".

         14. Section 2.6 is hereby amended by (i) inserting in the tenth line thereof the words "and the Expansion Loan" immediately after the words "prepayment of the Loan"; (ii) by adding to the end of clause "Third" the words "and the Expansion Wraparound Note"; and (iii) by inserting in clause "Fourth" and Clause "Fifth" the words "Expansion FF&E Notes, Expansion Maintenance Shortfall Notes" immediately after the words "FF&E Notes" in each clause.

         15. Section 2.7 is hereby amended by inserting on the ninth line thereof the words "and the Expansion Loan" immediately after the words "the Loan".

         16. Section 2.8 is hereby deleted and replaced with the following:

         Section 2.8. OPTIONAL PREPAYMENTS. This Mortgage may not be prepaid without the written consent of Mortgagee, which consent may be withheld in its sole discretion."

         17. Beginning with Section 2.9 and continuing through the signature page of this Loan Agreement, (I) whenever the word "Note" or "Notes" shall appear the same shall be read to include the Expansion Notes; (ii) whenever the word Loan shall appear, the same shall be read to include the Expansion Loans;
(iii) whenever the words "Wraparound Note" shall appear, the same shall be read to include the Expansion Wraparound Note.

         18. The Company may suspend payment of any installment of interest or principal under the Expansion Wraparound Note for so long as and to the extent that Lender (or any affiliate of Del E. Webb Corporation) fails to make its basic rental payments to the Company under the Operating Lease (including the Expansion Operating Lease).




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         19. Exhibit 2.2 is hereby amended so that (a) the following is added to the columns in Article II. A. 3(I), respectively:

            Column I                                  Column II
            --------                                  ---------
          (Fiscal year)                           (Principal Payment)

               1994                                   $ 8,000,000
               1995                                     9,000,000
               1996                                    10,000,000
               1997                                    12,000,000
               1998                                    14,000,000

(b) clause (ii) in said Article II.A.3 is deleted in its entirety; (c) the words "Note, the Wraparound Mortgage or the Loan" are deleted from the seventh and eighth lines of the first full paragraph on the fourth page of said exhibit; and
(d) Exhibit 1 hereto is added thereto.

         20. The Company hereby represents and warrants to the Lender that each and every representation and warranty set forth in Section 6, as amended hereby is true on the date hereof, except as set forth on Exhibit 2.

         21. Neither the Company nor its partners shall be personally liable to the Lender for (a) the non-payment of any principal of or interest on the Notes,
(b) the nonpayment of any other amount owing to the Lender under this Amendment, or (c) damages arising out of the failure to perform any obligation under this Amendment, the Lender's recourse being expressly limited to the Collateral; provided, however, that nothing contained in this Amendment, shall limit, restrict or impair the rights of the Lender to accelerate the maturity of the Notes and all other Indebtedness upon the occurrence of an Event of Default, to bring suit and obtain a judgment against the Company or its general partners on the Notes and such other Indebtedness (so long as the Company or its partners shall not have any personal liability upon any such judgment except to the extent of its interest in the Collateral and the satisfaction thereof shall be limited to the Collateral) or to exercise all rights and remedies provided in this Amendment, or otherwise to realize upon the Collateral. This Paragraph 20 shall not be deemed to be a waiver by the Lender of any claims in the nature of fraud or deceit arising under or in connection with this Amendment.

         22. All obligations, terms and conditions set forth in the Loan Agreement remain unchanged and in full force and effect, except as specifically set forth herein.




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         IN WITNESS WHEREOF, the Company and the Lender have caused this
Amendment to be duly executed as of the day and year first above written.

                               ATLANTIC CITY BOARDWALK
                                 ASSOCIATES, L.P.


                               By /s/ T. Edward Plant
                                  -----------------------
                               Name:    T. Edward Plant
                               Title:   General Partner


                               THE CLARIDGE AT PARK PLACE,
                                  INCORPORATED

                               By /s/ Roger Wagner
                                  -----------------------
                               Name:    Roger Wagner
                               Title: President